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                                 EXECUTION COPY














                             PARTY CITY CORPORATION



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                            INVESTOR RIGHTS AGREEMENT


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                           Dated as of August 16, 1999










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                                TABLE OF CONTENTS

                                                                            Page


1.    Certain Definitions......................................................1


2.    Investor Representations.................................................1


3.    Registration Rights......................................................1

   3.1   Requested Registration................................................1
   3.2   Company Registration..................................................1
   3.3   Registration on Form S-3..............................................1
   3.4   Limitations on Subsequent Registration Rights.........................1
   3.5   Expenses of Registration..............................................1
   3.6   Registration Procedures...............................................1
   3.7   Indemnification.......................................................1
   3.8   Information by Holder.................................................1
   3.9   Rule 144 Reporting....................................................1
   3.10  Transfer of Registration Rights.......................................1
   3.11  Termination of Rights.................................................1

4.    Governance...............................................................1

   4.1   Resignation of Current Directors......................................1
   4.2   Election of Directors; Company Actions................................1
   4.3   Election of Directors; Stockholder Actions............................1
   4.4   Committee of the Board; Annual Meeting................................1
   4.5   Liability Insurance...................................................1

5.    Investor Restrictions....................................................1

   5.1   Restrictions..........................................................1
   5.2   Lapse of Restrictions.................................................1

6.    Rights to Co-Invest......................................................1

   6.1   General...............................................................1
   6.2   Qualified Offeree.....................................................1
   6.3   Exemptions............................................................1
   6.4   Termination of Co-Investment Rights...................................1

7.    Miscellaneous............................................................1

   7.1   Assignment............................................................1
   7.2   Third Parties.........................................................1
   7.3   Future Investors......................................................1
   7.4   Governing Law.........................................................1
   7.5   Counterparts..........................................................1
   7.6   Notices...............................................................1
   7.7   Severability..........................................................1
   7.8   Amendment and Waiver..................................................1
   7.9   Effect of Amendment or Waiver.........................................1
   7.10  Rights of Holders.....................................................1
   7.11  Delays or Omissions...................................................1


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                            INVESTOR RIGHTS AGREEMENT


         THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is made as of August 16, 1999 by and among Party City Corporation, a Delaware corporation (the "Company"), the persons set forth on the Schedule of Investors attached hereto as Annex I (the "Investors") and certain stockholders and/or optionholders of the Company identified on the Schedule of Company Stockholders attached hereto as Annex II (the "Company Stockholders").

                                    RECITALS

         The Company is issuing certain warrants (the "Warrants") to purchase shares of its common stock, par value $.01 per share ("Common Stock"), and certain notes of the Company to the Investors pursuant to one or more Securities Purchase Agreements dated as of August 16, 1999 by and among the Company and the Investors (each such agreement being of the same form and referred to herein as the "Purchase Agreement"). This Agreement shall become effective from and after the Closing (as such term is defined in the Purchase Agreement).

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  "Fully-Diluted Common Stock" shall mean all of the issued and outstanding Common Stock of the Company, assuming conversion, exercise or exchange of all outstanding convertible, exercisable or exchangeable securities, options, warrants and similar instruments into or for Common Stock (regardless of whether such convertibles securities are at such time convertible, exercisable or exchangeable). All such calculations shall be appropriately adjusted for stock splits, stock dividends and other similar events.

                  "Holder" shall mean (a) any Investor holding Registrable Securities and (b) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 3.10 hereof.

                  "Initiating Holders" shall mean any Investors or transferees of Investors under Section 3.10 hereof who in the aggregate are Holders of not less than twenty percent (20%) of the Registrable Securities and who propose to register securities, the aggregate offering price of which, net of underwriting discounts and commissions, exceeds $2,500,000.

                  "Person" shall mean a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  "Public Event" shall mean the earlier to occur of (a) the first public offering of the Common Stock of the Company after the date hereof to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act

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or (b) the first listing (or relisting) of the Common Stock with the Nasdaq
National Market or any national securities exchange after the date hereof.

                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 3.1, 3.2 and 3.3 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the and the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

                  "Registrable Securities" shall mean (a) the shares of Common Stock issuable to any Investor upon exercise of the Warrants, (b) any other shares of Common Stock held by any Investor from time to time after the date hereof, and (c) any Common Stock of the Company issued or issuable in respect of the shares of Common Stock described in clauses (a) and (b) above, or other securities issued or issuable with respect to such shares of Common Stock upon any stock split, stock dividend, recapitalization or similar event, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (iii) transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 3.10 hereof. As used herein, the term "Registrable Securities" shall also include the Warrants provided that only the shares of Common Stock issuable upon exercise of the Warrants need be registered by the Company pursuant to Section 3 hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

                  "Supermajority in Interest" shall mean (a) in the case of Warrantholders, at least eight-one percent (81.0%) in aggregate amount of Registrable Securities (as listed on Annex I hereto) and (b) in the case of Investors, at least eighty-one percent (81.0%) in principal amount of the then outstanding Notes (as such term is defined in the Purchase Agreement).

                  "Warrantholder" shall mean the holder of any Warrant.

         2. Investor Representations. Each Investor hereby represents, warrants, acknowledges and agrees as follows:

                  (a) .....the Securities (as such term is defined in the
Purchase Agreement) issued to such Investor pursuant to the Purchase Agreement are being acquired for such Investor's own account for investment purposes only and not with a view to any public resale, public distribution or public offering thereof within the meaning of the Securities Act or any state securities or blue sky laws, and such Securities will not be sold or otherwise disposed of except in compliance with the Securities Act and state securities or blue sky laws or in reliance upon an exemption therefrom; and

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                  (b)......the Investor is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.


         3.       Registration Rights.

                  3.1.     Requested Registration.

                           (a)      Request for  Registration.  If the Company
shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance, the Company will:

                                    (i)     promptly give written notice of the
proposed registration, qualification or compliance to all other Holders; and

                                    (ii)    promptly use its best efforts to
effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3.1:

                                            (1)      In any particular juris-
diction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                            (2)      Prior to the date which is
six (6) months following the effective date of the Public Event;

                                            (3)      After (A) the Company has
effected one (or more) registrations pursuant to this Section 3.1(a) which have included the Registrable Securities of each and every Investor who holds or has held at any time at least twenty-five percent (25%) of the aggregate number of Registrable Securities subject to this Agreement as set forth on Annex I hereto,
(B) such registrations have been declared or ordered effective and (C) the securities offered pursuant to such registrations have been sold; or

                                            (4)      If the Company shall
furnish to such Holders a certificate, signed by the President or Chief Executive Officer of the Company, stating that in the good faith judgment of the Board of Directors the filing of a registration statement in the near future with respect to the proposed registration would have a material adverse effect on the Company, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 3.1 shall be deferred for a period not to exceed sixty (60) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                                    Subject to the foregoing clauses (1) through
(4), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

                           (b)      Underwriting.  The Initiating Holders shall
have the right to determine whether any registration under Section 3.1 shall be underwritten or not, and shall so specify in their initial notice to the Company. In the event that a registration pursuant to Section 3.1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 3.1(a)(i). The right of any Holder to registration pursuant to Section 3.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 3.1 and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested, to the extent provided herein.

                           The Company shall (together with all Holders
proposing to distribute their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting selected by Supermajority in Interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 3.1, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

                  3.2.     Company Registration.

                           (a)      Notice of Registration.  If at any time or
from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans,
(ii) a registration relating solely to a Commission Rule 145 transaction, or
(iii) a registration on any registration form that does not permit secondary sales, the Company will:

                                    (i)     promptly give to each Holder written
notice thereof; and

                                    (ii)    include in such registration (and
any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made within fifteen (15) days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by the Company or by holders of the Company's securities who have demanded such registration.

                           (b)      Underwriting.  If the registration of which
the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.2(a)(i). In such event, the right of any Holder to registration pursuant to Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into and perform their obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in the registration and underwriting, on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities) entitled to registration pursuant to registration rights granted to the participating Holders by the Company. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest one hundred (100) shares.

                           (c)      Right to  Terminate  Registration.  The
Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3.2 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

                  3.3.     Registration on Form S-3.

                           (a)      The Company shall use its best efforts to
qualify for registration on Form S-3 or any comparable or successor form. To that end the Company shall register (whether or not required by law to do so) its Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act.

                           (b)      If any Holder or Holders of not less than
twenty percent (20%) of the Registrable Securities then outstanding requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $2,500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) promptly use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within fifteen
(15) days after receipt of the written notice from the Company referred to in the preceding clause (i). The substantive provisions of Section 3.1(b) shall be applicable to each registration initiated under this Section 3.3.

                           (c)      Notwithstanding the foregoing, the Company
shall not be obligated to take any action pursuant to this Section 3.3: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or (ii) if the Company shall furnish to such Holder a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors the filing of a registration statement in the near future with respect to the proposed registration would have a material adverse effect on the Company, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 3.3 shall be deferred for a period not to exceed sixty (60) days from the receipt of the request to file such registration by such Holder or Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                  3.4. Limitations on Subsequent Registration Rights. From and after the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are subordinate to the registration rights granted to the Holders hereunder.

                  3.5. Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Sections 3.1, 3.2 or
3.3 shall be borne by the Company. Unless otherwise stated, all other Selling

Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

                  3.6. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 3, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof and, at its expense, the Company will:

                           (a)      Prepare and file with the Commission a
registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that if Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by
Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above shall be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

                           (b)      Furnish to the Holders participating in such
registration and to the underwriters of the securities being registered such number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

                           (c)      Prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                           (d)      Notify each seller of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                           (e)      Use its best efforts to register and qualify
the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                           (f)      Cause all such Registrable Securities to be
listed on each securities exchange on which similar securities issued by the Company are then listed;

                           (g)      Provide a transfer agent and registrar for
all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

                           (h)      Make available for inspection by any Holder
participating in such registration, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information requested by any such Holder, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such Holder, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided.

                  3.7.     Indemnification.

                          (a)       The Company will indemnify each Holder, each
of its officers, principals, members, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 3, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                           (b)      Each Holder will, if Registrable Securities
held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein;

provided that in no event shall any indemnity under this Section 3.7(b) exceed the net proceeds received by such Holder in such registration.

                           (c)      Each party entitled to indemnification under
this Section 3.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                           (d)      If the indemnification provided for in this
Section 3.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any claim, loss, damage, liability or action referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the actions that resulted in such claim, loss, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this
Section 3.7(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 3.7(d).

                           (e)      The amount paid or payable by an Indemnified
Party as a result of the losses, claims, damages and liabilities referred to above in this Section 3.7 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 3.7 hereof. Notwithstanding the provisions of this Section 3.7, no Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds (after selling expenses) received by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  3.8. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the

Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.

                  3.9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees, promptly following the completion of the Company's audit for the 18-month period ended July 3, 1999, to use its best efforts to:

                           (a)      Make and keep public information available,
as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act; and

                           (b)      File with the Commission in a timely manner
all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

                  3.10. Transfer of Registration Rights. The rights to cause the Company to register securities granted to any party hereto under Sections 3.1, 3.2 and 3.3 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by such party (together with any affiliate); provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws and (b) notice of such assignment is given to the Company.

                  3.11. Termination of Rights. The rights of any particular Holder to cause the Company to register securities under Sections 3.1, 3.2 and
3.3 shall terminate with respect to such Holder on the date that is seven (7) years after the date hereof or on the date on which all Registrable Securities held by such Holder can be sold in any 90-day period under Rule 144 (without regard to Rule 144(k)).

         4.       Governance.

                  4.1. Resignation of Current Directors. Immediately prior to the Closing (as such term is defined in the Purchase Agreement), one (1) member of the Company's Board of Directors shall resign from his position as director.

                  4.2.     Election of Directors; Company Actions.

                           (a)      The Company agrees to take all actions
necessary to enable (i) Tennenbaum & Co., LLC (or its transferree) to designate one (1) director for election to the Company's Board of Directors and (ii) TCO/Party City, LLC (or its transferee) to designate one (1) director for election to the Company's Board of Directors concurrent with the Closing. The Company further agrees to take all actions necessary to enable Supermajority in Interest of the Investors to designate additional directors for election to the Company's Board of Directors such that the number of directors nominated by the Investors pursuant to this Section 4.2 shall represent not less than thirty percent (30%) of the number of directors serving on the Company's Board of Directors at any time.

                           (b)      The Company shall exercise its best efforts
to cause the nominees of the Investors pursuant to this Section 4.2 (the "Nominees") to be elected to the Board of Directors by the stockholders of the Company or otherwise cause to be expanded the size of the Board of Directors and cause to be appointed the Nominees as directors in accordance with the Company's Bylaws. This right shall continue until later of (i) the payment in full of each of the Notes (as such term is defined in the Purchase Agreement), (ii) the exercise in full of each of the Warrants, and (iii) the date that the Registrable Securities of the Holders represent less than ten percent (10.0%) of the issued and outstanding Common Stock of the Company.

                  4.3. Election of Directors; Stockholder Actions. Each Company Stockholder hereby agrees to vote all shares of capital stock of the Company entitled to vote owned or held of record by such Company Stockholder at any annual or special meeting in favor of, or take all action by written consent in lieu of any such meeting, necessary to ensure that the Nominees are elected as directors as contemplated in Section 4.2. In addition, each Company Stockholder agrees to vote all shares of capital stock of the Company owned or held of record by such Company Stockholder, or over which such Company Stockholder has voting control, upon any other matter arising under this Agreement submitted to a vote of the stockholders in a manner so as to implement the terms of this Agreement.

                  4.4.     Committee of the Board; Annual Meeting.

                           (a)      The Company agrees to take all actions
necessary to cause the Nominating Committee of the Board of Directors to consist of Messrs. Jack Futterman, Howard Levkowitz and Duayne Weinger.

                           (b)      The Company will use its best efforts to
hold its 1999 Annual Meeting of stockholders and election of directors as soon as possible and in no event later than November 15, 1999.

                  4.5. Liability Insurance. Unless the Nominees have otherwise consented, for so long as the Nominees serve as directors of the Company, the Company shall maintain in effect the current policies of directors' and officers' liability insurance maintained by the Company and to the extent any claims are made against such insurance, shall increase the coverage amounts thereunder so as to maintain the same amount of insurance protection for the Nominees as existed immediately prior to any such claims assuming such claims are paid in full; provided that the Company may substitute therefor policies of the same or higher standard of coverage and amounts containing terms and conditions which are no less advantageous. In addition, from and after the Closing, the Company shall keep in effect provisions in its charter and bylaws providing for exculpation of director liability and indemnification of directors, officers, employees and agents at the Company to the extent that such persons are entitled thereto thereunder on the date hereof, which provisions shall not be amended, repealed or otherwise modified for so long as the Nominees serve as directors of the Company in any manner that would adversely affect the rights thereunder of any such individuals unless such modification is required by law.

         5.       Investor Restrictions.

                  5.1. Restrictions. Subject to Section 5.2, each Investor agrees that such Investor will not, directly or indirectly, take any of the following actions without the prior written consent of the Board of Directors of the Company:

                           (a)      Acquire or agree to acquire, publicly offer,
or make any public proposal with respect to the possible acquisition of (i) beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of any securities of the Company; (ii) any substantial part of the Company's assets; or (iii) any rights or options to acquire any of the foregoing from any Person;

                           (b)      Make, or in any way participate, directly or
indirectly, in any "solicitation" of "proxies" (as such terms are defined in the rules under the Exchange Act) to vote, or seek to advise or influence any Person with respect to the voting of any voting securities of the Company;

                           (c)      Make any public announcement with respect to
any transaction or proposed or contemplated transaction between the Company or any of its security holders and the Investor, including, without limitation, any tender or exchange offer, merger or other business combination or acquisition of a material portion of the assets of the Company; or

                           (d)      Publicly request the Company, directly or
indirectly, to amend or waive any of the foregoing provisions of this Section 5.

                  5.2.     Lapse of Restrictions.

                           (a)      The Investors shall be relieved of their
obligations under Section 5.1 above if (a) the Company's Consolidated EBITDA (as such term is defined in the Purchase Agreement) for the year ended December 31, 1999 is less than $22,000,000 or (b) the Company's Consolidated EBITDA for the year ended December 31, 2000 is less than $32,000,000. Notice of the Company's Consolidated EBITDA shall be provided as set forth in Section 5.2(b) below.

                           (b)      As soon as reasonably practicable following
the end of calendar years 1999 and 2000 (but not less than sixty (60) days thereafter), the Company shall prepare and deliver to the Investors a reasonably detailed calculation of Consolidated EBITDA for the applicable year. If the Investors disagree with the calculation of Consolidated EBITDA, the Investors shall give to the Company a notice (the "Dispute Notice") explaining in reasonable detail the basis of such disagreement within fifteen (15) business days after the Investor's receipt of the calculation of Consolidated EBITDA. The Company and the Investors shall use their commercially reasonable efforts for a period of fifteen (15) business days following a Dispute Notice to resolve any disagreement. If the Company and the Investors have been unable to resolve the disagreement by the end of such period, a mutually agreed upon independent public accounting firm (the "Arbitrator") shall be retained to make a determination on the matter in dispute. The determination of Consolidated EBITDA by the Arbitrator shall be final, binding and conclusive on the parties. The fees and expenses of the Arbitrator shall be borne equally by the Company, on the one hand, and the Investors, on the other hand.

         6.       Rights to Co-Invest.

                  6.1. General. If at any time the Company proposes to newly-issue for cash (a "proposed issuance") any of its equity securities (the "Company Securities"), then the Company shall, no later than forty-five (45) days prior to the consummation of such proposed issuance, give written notice to each of the Qualified Offeree (as defined in Section 6.2 below) of the proposed issuance. Such notice shall describe the proposed issuance and shall contain an offer to each Qualified Offeree to sell to such Qualified Offeree its pro rata portion of the Company Securities (which shall be a percentage equal to the percentage of the Fully-Diluted Common Stock held by such Qualified Offeree). If any such Qualified Offeree fails to accept such offer by written notice to the Company within fifteen (15) days following the date the Company's notice is received, the Company may proceed with such proposed issuance, free of any right on the part of such Qualified Offeree under this Section 6.1 in respect thereof.

                  6.2. Qualified Offeree. For purposes of this Section 6, a "Qualified Offeree" shall include Warrantholders and the holders of Common Stock issuable upon exercise of the Warrant who own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) at least two percent (2.0%) of the outstanding Common Stock.

                  6.3.     Exemptions.  The purchase right granted by Section
6.1 shall not apply to: (1) any issuance of Company Securities in connection with a merger, consolidation, transfer of assets or other business combination involving the Company, or (ii) any issuance of Company Securities pursuant to an employee benefit plan of the Company.

                  6.4. Termination of Co-Investment Rights. The co-investment right provided under this Section 6 shall terminate on the date that is seven (7) years after the date hereof or the date on which the Qualified Offerees, in the aggregate, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act less than two percent (2.0%) of the outstanding Common Stock.

         7.       Miscellaneous

                  7.1. Assignment. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

                  7.2. Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  7.3. Future Investors. Subject to Section 3.10, any person who acquires the Securities (as such term is defined in the Purchase Agreement) may become a party to this Agreement by execution and delivery to the Company of a counterpart of this Agreement. Upon delivery of such counterpart,
(a) the signature pages and Annex I hereto shall be amended to reflect the name of such new party and (b) such new party shall thereafter be deemed an "Investor" for purposes of this Agreement.

                  7.4. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to choice of laws or conflict of laws provisions thereof.

                  7.5. Counterparts. This Agreement may be executed in two or more counterparts and signature pages may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.6. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, or if mailed by certified mail, return receipt requested, postage prepaid, or if sent by overnight courier, or if sent by written telecommunication, addressed to the other party at (a) if to an Investor, at the address set forth in Annex I hereto, or (b) if to the Company, at 400 Commons Way, Rockaway, New Jersey 07866, to the attention of Corporate Secretary. Any notice so addressed and delivered by facsimile transmission, hand or courier shall be deemed to be given when received, and any notice so addressed and mailed by registered or certified mail shall be deemed to be given three business days after being so mailed

                  7.7. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

                  7.8. Amendment and Waiver. Any provision of this Agreement may be amended with the written consent of the Company, Supermajority in Interest of the Investors and Supermajority in Interest of the Warrantholders; provided that (a) no such amendment shall impose or increase any liability or obligation on a Holder without the consent of such Holder and (b) no such amendment having a disproportionately adverse effect on any Holder in relation to the other Holders may be made without consent of such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

                  7.9. Effect of Amendment or Waiver. The Investors and their successors and assigns acknowledge that by the operation of Section 6.8 hereof Supermajority in Interest of the Investors and Supermajority in Interest of the Warrantholders, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights pursuant to this Agreement.

                  7.10. Rights of Holders. Each party to this Agreement shall have the absolute right to exercise or refrain from exercising any right or rights that such party may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such party shall not incur any liability to any other party or other Holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

                  7.11. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.



                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                                PARTY CITY CORPORATION


                                                By:      /s/ Thomas E. Larson
                                                   -----------------------------
                                                Name:    Thomas E. Larson
                                                Title:   Chief Financial Officer

                           COUNTERPART SIGNATURE PAGE
                                       TO
                            INVESTOR RIGHTS AGREEMENT



                                            INVESTOR:

                                            TENENBAUM & CO, LLC


                                            By:      /s/ Michael E. Tennenbaum
                                               -------------------------------
                                            Name:    Michael E. Tennenbaum
                                            Its:     Managing Member

                           COUNTERPART SIGNATURE PAGE
                                       TO
                            INVESTOR RIGHTS AGREEMENT



                                   INVESTOR:

                                   TCO/PARTY CITY, LLC


                                        By:   Tennenbaum & Co., LLC
                                        Its:  Managing Member


                                              By:       /s/ Michael E. Tennebaum
                                                 -------------------------------
                                              Name:     Michael E. Tennebaum
                                              Title:    Managing Member

                           COUNTERPART SIGNATURE PAGE
                                       TO
                            INVESTOR RIGHTS AGREEMENT



                                            INVESTOR:

                                            GOLDMAN SACHS CREDIT PARTNERS L.P.


                                            By:      /s/ John Urban
                                               ---------------------------------
                                            Name:    John Urban
                                            Its:     Authorized Signer

                            COUNTERPART SIGNATURE PAGE
                                       TO
                            INVESTOR RIGHTS AGREEMENT



                                            INVESTOR:

                                            GOLDMAN, SACHS & CO.


                                            By:      /s/ John Urban
                                               ---------------------------------
                                            Name:    John Urban
                                            Its:     Authorized Signer

                           COUNTERPART SIGNATURE PAGE
                                       TO
                            INVESTOR RIGHTS AGREEMENT



                                            INVESTOR:

                                            ENHANCED RETAIL FUNDING, LLC


                                            By:      /s/ Bradley W. Snyder
                                               ---------------------------------
                                            Name:    Bradley W. Snyder
                                            Its:     Vice President

                            COUNTERPART SIGNATURE PAGE
                                       TO
                            INVESTOR RIGHTS AGREEMENT



                                  INVESTOR:

                                  RICHMOND ASSOCIATES, L.P.,
                                      a New York limited partnership

                                          By:    MHM MANAGEMENT,INC.,
                                                    a New York corporation
                                          Its:   General Partner


                                          By:    /s/ John F. Clausen
                                             -----------------------------------
                                          Name:  John F. Clausen
                                          Title: Vice President

                           COUNTERPART SIGNATURE PAGE
                                       TO
                            INVESTOR RIGHTS AGREEMENT



                                     COMPANY STOCKHOLDER:


                                     JACK FUTTERMAN

                                     /s/ Jack Futterman
                                     -----------------------------
                                     Signature

                                     ANNEX I

                              SCHEDULE OF INVESTORS


--------------------------------------------- -------------------------------- -------------------------------------------------
                                                  Shares of Common Stock
Investor                                           (subject to Warrants)                            Notes
--------------------------------------------- -------------------------------- -------------------------------------------------
--------------------------------------------- -------------------------------- -------------------------------------------------
Tennenbaum & Co., LLC.......................           3,096,000               C Note in the principal amount of $2,250,000
                                                                               D Note in the principal amount of $4,500,000
--------------------------------------------- -------------------------------- -------------------------------------------------
--------------------------------------------- -------------------------------- -------------------------------------------------
TCO/Party City, LLC.........................                none               A Note in the principal amount of $10,000,000
                                                                               B Note in the principal amount of $5,000,000
--------------------------------------------- -------------------------------- -------------------------------------------------
--------------------------------------------- -------------------------------- -------------------------------------------------
Goldman Sachs & Co..........................           2,867,000               none
--------------------------------------------- -------------------------------- -------------------------------------------------
--------------------------------------------- -------------------------------- -------------------------------------------------
Goldman Sachs Credit Partners, L.P..........                                   C Note in the principal amount of $2,085,000
                                                                               D Note in the principal amount of $4,165,000
--------------------------------------------- -------------------------------- -------------------------------------------------
--------------------------------------------- -------------------------------- -------------------------------------------------
Enhanced Retail Funding, LLC................             688,000               C Note in the principal amount of $500,000
                                                                               D Note in the principal amount of $1,000,000
--------------------------------------------- -------------------------------- -------------------------------------------------
--------------------------------------------- -------------------------------- -------------------------------------------------
Richmond Associates, L.P....................             229,000               C Note in the principal amount of $165,000
                                                                               D Note in the principal amount of $335,000
--------------------------------------------- -------------------------------- -------------------------------------------------
--------------------------------------------- -------------------------------- -------------------------------------------------
Total.......................................           6,888,000
--------------------------------------------- -------------------------------- -------------------------------------------------

                                 ANNEX II

                      SCHEDULE OF COMPANY STOCKHOLDERS


------------------------------------- ------------------------------------------
                                               Shares of Common Stock
Company Stockholder                        (Held Beneficially or of Record
                                              and/or subject to Options)
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
Jack Futterman
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
Total................................
------------------------------------- ------------------------------------------